UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NIELSEN HOLDINGS PLC

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This Schedule 14A contains the Media Weekly Newsletter, dated November 11, 2019, circulated to Nielsen Global Media associates relating to the previously-announced proposed spin-off of Nielsen Holdings plc’s (“Nielsen”) Global Connect business.

MEDIA WEEKLY SPECIAL EDITION NOVEMBER 11, 2019 DOUBLING DOWN ON ONE MEDIA TRUTH You’ve heard the news: Global Connect and Global Media will separate into two distinct companies. The transaction is currently expected to close in 2020, subject to certain conditions. What does this mean for the Media business? 1. As a standalone company, we will have even greater focus and ability to invest in our growth and our teams. 2. David Kenny will remain as the CEO of Global Media and right now we are beginning a search, considering internal and external candidates for the role of CEO of Connect. 3. The transaction will include an alliance between Nielsen Global Media and Nielsen Global Connect for marketing effectiveness services.

INVESTING IN THREE STRATEGIC PILLARS TO DRIVE GLOBAL MEDIA GROWTH Measure the Total Audience Monetize with cross-media currency, provide always-on digital measurement, deploy addressable platform, advanced metadata capabilities. Predict & Measure Outcomes Leverage total audience and AI for cross-platform planning, enable end markets to make performance-based decisions, develop integrated tools for decision-making in discovery, planning, optimization. Expand Globally Drive further adoption of digital measurement and analytics, expand into new geographies across all media, unify go-to-market and product offerings.

ASK QUESTIONS + LEARN MORE

- Submit your questions anonymously via this Google Form.
- Be sure to take the myVoice Survey - which opens on November 11. Look out for an email from Gallup.
- Join the Global Media town hall on November 20 - invite coming soon!

MORE INFORMATION

Q3 Earnings call: Webcast, Transcript, Presentation

Press release

Global Town Hall recording

Message from David and Karthik

David Kenny LinkedIn post

New Nielsen.com site

New Nielsen Now site

New Nielsen Global Media Google site

CLIENT RESOURCES

Strategic Review Outcome Client Talking Points and FAQs

PRESS COVERAGE

Wall Street Journal

CNBC Squawk interview with David Kenny

Broadcasting & Cable

Radio+Television Business Report

Bloomberg

SEC DISCLAIMER

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FOLLOW US ON SOCIAL MEDIA Copyright © 2019 The Nielsen Company (US), LLC. All rights reserved. FOR INTERNAL USE ONLY. Forward-Looking Statements This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the spin-off transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction considering the various conditions to the completion of the spin-off transaction (some of which are outside Nielsen’s control, including those conditions related to regulatory approvals), business disruption during the pendency of or following the spin-off transaction, diversion of management time on the spin-off transaction-related issues, failure to receive the required shareholder approval of the spin-off transaction, retention of existing management team members, the reaction of customers and other parties to the spin-off transaction, the qualification of the spin-off transaction as a tax-free transaction for U.S. federal income tax purposes (including whether or not an IRS ruling will be sought or obtained), potential dis-synergy costs between Nielsen Global Connect and Nielsen Global Media, the impact of the spin-off transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the SEC. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law. Important Additional Information In connection with the transaction, Nielsen expects to file with the SEC a proxy statement of Nielsen, as well as other relevant documents concerning the transaction. This communication is not a substitute for the proxy statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read the proxy statement regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the transaction. Nielsen’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com. Participants in the Solicitation Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2019 annual meeting, which was filed with the SEC on April 9, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC in connection with the transaction. Free copies of this document may be obtained as described in the preceding paragraph.